SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by Registrant  x
Filed by Party other than the Registrant

Check the appropriate box:

     Preliminary Proxy Statement
     Confidential, for Use of the Commission Only (as  permitted by Rule 14a-6 (e) (2))
x    Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to 240.14a-11 (c) or
      240.14a-12

                    Ohio National Fund, Inc.
        (Name of Registrant as Specified in Its Charter)

                    Ohio National Fund, Inc.
           (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

x       No fee required

        Fee computed on table below per Exchange Act Rules
        14a-6(i) (4) and O-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule o-11:*

     4. Proposed maximum aggregate value of transaction:

        * Set forth the amount on which the filing fee is calculated and state how it was determined.



        Fee paid previously with preliminary materials.



        Check box if any part of the fee is offset as provided by Exchange Act Rule )-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1. Amount previously paid:

     2. Form, Schedule or Registration Statement No.

     3. Filing Party:

     4. Date Filed:

                Ohio National Financial Services

One Financial Way                  Post Office Box 237
Cincinnati, Ohio 45242             Cincinnati, Ohio 45201-0237

                    Telephone:  513-794-6100

                       OHIO NATIONAL FUND

June 24, 1997

Dear Ohio National Variable Contract Owner:

Enclosed are information and voting instructions from your Ohio National Fund Board of Directors regarding the election of two directors to serve the remainder of unexpired terms of two retiring directors (Maurice Kirby and me) and the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund. These matters will be voted upon at the meeting of shareholders to be held on July 24, 1997.

Nominees to your Fund Board are John J. Palmer and Ross Love. Earlier this year Mr. Palmer joined The Ohio National Life Insurance Company as Senior Vice President, Strategic Initiatives. Previously he was a Senior Vice President of Life Insurance Company of Virginia. Mr. Love currently serves as President and Chief Executive Officer of Blue Chip Broadcasting, Ltd. Until 1996 he was Vice President of Advertising for Procter & Gamble Company. Additional information regarding Messrs. Palmer and Love is furnished in the Proxy Statement.

Both candidates will bring a wealth of business experience to the Board and will be outstanding directors. Your Board of Directors believes the nominees for director are well qualified to serve your best interests. They recommend you vote FOR the nominees. They also recommend you ratify the selection of KPMG Peat Marwick LLP as independent public accountants.

Please complete, sign and return the instructions promptly in the envelope provided. No postage is required if mailed within the United States. Your instructions are important! As always, we thank you for your confidence and support.

Sincerely,
/s/ Donald J. Zimmerman
Donald J. Zimmerman
President

                    Ohio National Fund, Inc.
                        One Financial Way
                     Montgomery, Ohio  45242


                NOTICE OF MEETING OF SHAREHOLDERS


                          July 24, 1997


A meeting of the shareholders of Ohio National Fund, Inc. (the
"Fund") will be held at the Fund's offices at One Financial Way, Montgomery, Ohio on July 24, 1997, at 10:00 a.m. for the following purposes:

1. To elect two Directors to serve the remainder of unexpired terms of two retiring Directors and until their respective successors shall have been elected and qualified in accordance with the by-laws of the Fund;

2. To ratify or reject the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund for the year ending December 31, 1997; and

3. To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on June 6, 1997 are entitled to notice of, and to vote at, the meeting.

For reasons given in the attached Proxy Statement, your Board of Directors recommends a vote FOR the proposals.


                                   /s/ Ronald L. Benedict
                                   Ronald L. Benedict
                                   Secretary

Montgomery, Ohio
June 24, 1997

                    Ohio National Fund, Inc.
                        One Financial Way
                     Cincinnati, Ohio  45242

                         Proxy Statement

                     Meeting Of Shareholders
                          July 24, 1997


This Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Ohio National Fund, Inc. (the "Fund"), for use at the meeting of shareholders of the Fund to be held on July 24, 1997, and at any and all adjournments thereof. This statement is being mailed to shareholders of, and contractowners with values allocated to, the Fund on or about June 24, 1997.

    Proxies will be solicited primarily by delivering this statement and its enclosures to the shareholders of record and to contractowners with values allocated to the Fund. Printing, mailing and legal costs of this solicitation will be borne by the Fund; all other costs will be borne by the investment adviser, Ohio National Investments, Inc. ("the Adviser"). No extra compensation will be paid to employees of the Fund for soliciting proxies.

   Each proxy may be revoked at any time prior to being voted by giving written notice to the Secretary of the Fund, or by the shareholder's appearing in person at the meeting and notifying the Secretary of his or her intent to revoke the proxy. Any later dated proxy will revoke an earlier one. All proxies which are properly executed and received in time and not so revoked will be voted at the meeting in accordance with the instructions thereon, if any. If a proxy is returned and no specification is made, the proxy will be voted in favor of the proposals and for the election of the Directors. Interests of variable contractowners for which no voting instructions are received will be voted in proportion with the instructions that are timely received.

Each shareholder of record at the close of business on June 6, 1997 is entitled to one vote for each share held. As of June 6, 1997, 100% of the issued and outstanding shares of the Fund were owned of record by The Ohio National Life Insurance Company ("ONLI") and Ohio National Life Assurance Corporation ("ONLAC") (collectively, "Ohio National Life") and allocated to the separate accounts of ONLI and ONLAC as shown below.


Equity Portfolio                          Shares
ONLI     Variable Account A              2,908,120
ONLI     Variable Account B              1,345,314
ONLI     Variable Account C              2,538,387
ONLI     Variable Account D                 22,811
ONLAC    Variable Account R                708,043
Total Equity Portfolio Shares            7,522,675

Money Market Portfolio
ONLI      Variable Account A               700,156
ONLI      Variable Account B               330,943
ONLI      Variable Account C             1,291,363
ONLI      Variable Account D                25,627
ONLAC     Variable Account R               125,942
Total Money Market Portfolio Shares      2,474,031

Bond Portfolio
ONLI      Variable Account A               473,353
ONLI      Variable Account B               339,263
ONLI      Variable Account C               981,240
ONLI      Variable Account D                 8,693
ONLAC     Variable Account R                74,071
Total Bond Portfolio Shares              1,876,620

Omni Portfolio                            Shares
ONLI      Variable Account A             3,216,629
ONLI      Variable Account B             1,693,057
ONLI      Variable Account C             2,761,568
ONLI      Variable Account D                53,239
ONLAC     Variable Account R               411,142
Total Omni Portfolio Shares              8,135,635

International Portfolio
ONLI      Variable Account A             3,550,944
ONLI      Variable Account B             2,188,260
ONLI      Variable Account C             3,336,024
ONLI      Variable Account D                65,012
ONLAC     Variable Account R               943,520
Total International Portfolio Shares    10,083,760

Capital Appreciation Portfolio
ONLI      Variable Account A             1,038,739
ONLI      Variable Account B               692,663
ONLI      Variable Account C             1,472,455
ONLI      Variable Account D                81,896
ONLAC     Variable Account R               271,630
Total Capital Appreciation
  Portfolio Shares                       3,557,383

Small Cap Portfolio                         Shares
ONLI      Variable Account A               865,868
ONLI      Variable Account B               372,135
ONLI      Variable Account C               972,951
ONLI      Variable Account D                52,289
ONLAC     Variable Account R               280,415
Total Small Cap Portfolio Shares         2,543,658

Global Contrarian Portfolio
ONLI      Variable Account A               277,684
ONLI      Variable Account B               294,464
ONLI      Variable Account C               463,834
ONLI      Variable Account D                17,435
ONLAC     Variable Account R               112,213
Total Global Contrarian
  Portfolio Shares                       1,165,630

Aggressive Growth Portfolio
ONLI      Variable Account A               324,100
ONLI      Variable Account B               217,343
ONLI      Variable Account C               676,696
ONLI      Variable Account D                19,101
ONLAC     Variable Account R               209,567
Total Aggressive Growth
  Portfolio Shares                       1,446,807

Core Growth Portfolio
ONLI       Variable Account A              199,335
ONLI       Variable Account B              132,042
ONLI       Variable Account C              279,392
ONLI       Variable Account D                6,065
ONLAC      Variable Account R               43,541
Total Core Growth Portfolio Shares         660,375

Growth & Income Portfolio
ONLI       Variable Account A              113,042
ONLI       Variable Account B              105,836
ONLI       Variable Account C              229,775
ONLI       Variable Account D                2,819
ONLAC      Variable Account R               29,173
Total Growth & Income Portfolio Shares     480,645

S&P 500 Index Portfolio                     Shares
ONLI       Variable Account A              130,296
ONLI       Variable Account B              109,818
ONLI       Variable Account C              504,198
ONLI       Variable Account D                3,817
ONLAC      Variable Account R               21,128
Total S&P 500 Index Portfolio Shares       769,257

Social Awareness Portfolio
ONLI       Variable Account A               12,471
ONLI       Variable Account B                  839
ONLI       Variable Account C              201,537
ONLI       Variable Account D                2,823
ONLAC      Variable Account R                1,744
Total Social Awareness Portfolio Shares    219,414

Strategic Income Portfolio
ONLI       Variable Account A               14,448
ONLI       Variable Account B                    0
ONLI       Variable Account C              203,263
ONLI       Variable Account D                    0
ONLAC      Variable Account R                    0
Total Strategic Income Portfolio Shares    217,711

Stellar Portfolio
ONLI       Variable Account A               26,690
ONLI       Variable Account B                    0
ONLI       Variable Account C              201,481
ONLI       Variable Account D                    0
ONLAC      Variable Account R                    0
Total Stellar Portfolio Shares             228,171

Relative Value Portfolio
ONLI       Variable Account A               64,572
ONLI       Variable Account B                    0
ONLI       Variable Account C              200,593
ONLI       Varaible Account D                    0
ONLAC      Variable Account R                    0
Total Relative Value Portfolio Shares      265,165
Total Shares of the Fund                41,646,937


                      Summary of Proposals

Briefly   summarized,  the  purpose  of  the   meeting   is   for
shareholders to vote on the following proposals:

   1. To elect two Directors. The nominees are listed below under "Director Nominees." Each nominee will be voted on separately. The combined votes of the shareholders of all sixteen portfolios will apply to the election of each nominee.

   2. To ratify or reject the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund for the year ending December 31, 1997. The combined votes of the shareholders of all sixteen portfolios will apply to this proposal.

   Approval with respect to each issue requires approval by a majority vote of the eligible shareholders for that issue. Under the Investment Company Act of 1940 (the "1940 Act"), a majority vote means the concurrence of the lesser of (a) 67% of the shares represented in person or by proxy at a meeting where more than 50% of the outstanding shares are so represented or (b) 50% of all the outstanding shares.

   The  Fund  Board recommends their approval by the shareholders.

                       Election Directors

   At the meeting, two Directors are to be elected to hold office until the 1999 meeting of shareholders and until their respective successors have been elected and qualified. The nominees for election as Directors are listed under "Director Nominees." The Fund has no nominating committee. Nominations are made by the Board. Each of the candidates for Director will be voted on, individually, by all the shareholders voting as a whole and not by portfolios.

   It is the intention of the persons named in the enclosed form of proxy to vote for the election of the nominees. The nominees have consented to being named in this proxy statement and to serving as Directors if elected. Should either of them become unable or unwilling to accept election, the persons named in the proxy will exercise their voting power in favor of such other persons as the Board of Directors may recommend. It is not contemplated that either of the nominees will be unable to serve if elected.

   None of the Directors or nominees for Director owns any shares of the Fund. However, as of June 6, 1997, Mr. Benedict had a beneficial interest in 4,553 shares and Mr. Zimmerman had a beneficial interest in 564 shares because of their ownership of variable contracts, the underlying assets of which are Fund shares.


                    Compensation of Directors

   Directors who are not affiliated with ONLI, ONLAC or the Adviser received aggregate remuneration of $31,200 during 1996. The Board of Directors met four times and all of the Directors then serving were present at each of those meetings in 1996. It is estimated that this remuneration will aggregate $31,200 during 1997. Directors and officers of the Fund who are affiliated with ONLI, ONLAC or the Adviser receive no compensation from the Fund. For the fiscal year ended December 31, 1996, the Directors were compensated as follows:

                                 Aggregate
                               Compensation          Total Compensation
       Name and Position       From the Fund         from Fund Complex*


       James E. Baker             $ 2,000                 $ 2,850
       Director

       Ronald L. Benedict            None                    None
       Director and Secretary

       George E. Castrucci        $10,400                 $15,000
       Director

       Maurice H. Kirby, Jr.      $10,400                 $15,000
       Director

       George M. Vredeveld        $ 8,400                 $12,150
       Director

       Donald J. Zimmerman           None                    None
       Director and President

   *The "Fund Complex" consists of the Fund and ONE Fund, Inc. ("ONE Fund").


                     Committees of the Board

The Board of Directors has no nominating or compensation committees. These functions are performed by the Board as a whole. The only committee of the Board is the Audit Committee, which consists of those Directors who are not affiliated with ONLI, ONLAC or the Adviser. The functions of the Audit Committee are to recommend the engagement or discharge of the independent auditors and to review with the independent auditors the plan and
results   of   the   auditing   engagement.   The   Audit   Committee   met
twice   during   1996.    All   three  of  the   committee   members,   and
representatives   of   the   independent   auditors,   were   present   for
both meetings.

                              Director Nominees
                                       Principal Occupation And                                    Director
Name                    Age                 Other Positions                                        Since

Ross Love               51       President & CEO, Blue Chip Broadcasting,                          1997
                                 Ltd.; Director of the Fund and of Ohio National
                                 Fund; Trustee, Health Alliance of Greater Cincinnati;
                                 Director, Partnership for a Drug Free America
                                 (Chairman of African- American Task Force);
                                 Advisory Board, Syracuse University School of
                                 Management; Director, Association of National
                                 Advertisers; For 9 years until 1996 was Vice
                                 President of Advertising, Procter & Gamble Co.

John J. Palmer*         58       Senior Vice President, Strategic Initiatives of  ONLI             N/A
                                 and ONLAC; President & CEO and Director of
                                 Ohio National Equities, Inc. ("ONE, Inc."); President
                                 & CEO and Director of O.N. Equity Sales Co.
                                 ("ONESCO"); President and Director of O.N. Investment
                                 Management Co.; President-elect of the Fund and of
                                 Ohio National Fund; For 16 years until 1997 was Senior
                                 Vice President of Life Insurance Company of Virginia.

                              Continuing Directors

                                     Principal Occupation And                                      Director
Name                    Age              Other Positions                                           Since

Ronald L. Benedict*     55       Secretary of the Fund; Second Vice                                1992
                                 President & Counsel of ONLI; Director
                                 and Secretary of ONE, Inc.; Secretary of the Adviser;
                                 Secretary of ONLAC; Director and Secretary
                                 of Ohio National Fund.

George E. Castrucci     59       Business consultant and private investor.  Formerly               1993
                                 President and Chief Operating Officer of Great
                                 American Communications Co. and Chairman and
                                 Chief Executive Officer of Great American Broadcasting
                                 Co.;  Chairman and Director of Baldwin Piano and Organ Co.;
                                 Director of Benchmark Savings Bank; General Partner
                                 of GTOO, LLP; Director of Ohio National Fund.

George M. Vredeveld     54       Professor of Economics, University  of  Cincinnati;               1996
                                 Director of the Center for Economic Education;
                                 Private consultant; Director of Benchmark Savings
                                 Bank; General Partner of GTOO, LLP; Director
                                 of Ohio National Fund.

*Messrs. Benedict and Palmer are "interested persons" within the meaning of  the
1940  Act.   They  are "affiliated persons" of the Fund because  they  are  Fund officers and Mr. Benedict is Secretary of the Adviser.

                                 Other Officers
                                       Principal Occupation And                                    Director
Name                    Age               Other Positions                                          Since

Joseph P. Brom          61       Vice President of the Fund; Senior  Vice  President               1992
                                 and Chief Investment Officer of ONLI and ONLAC;
                                 Director and President of the Adviser; Vice President
                                 of Ohio National Fund.

Michael A. Boedeker     54       Vice President of the Fund; Vice  President,  Fixed               1992
                                 Income Securities of ONLI and ONLAC;
                                 Director and Vice President of the Adviser;
                                 Vice President of Ohio National Fund.

Dennis R. Taney         49       Treasurer of the Fund; Financial  Officer  of  ONLI;              1993
                                 Treasurer of the Adviser; Treasurer of Ohio National Fund.

Stephen T. Williams     43       Vice President of the Fund; Senior Investment                     1992
                                 Officer & Portfolio Manager of ONLI; Director
                                 and Vice President of the Adviser;
                                 Vice President of Ohio National Fund.

Donald J. Zimmerman     59       President of the Fund and of Ohio National Fund;                  1992
                                 Senior Vice President, Individual Insurance
                                 and Secretary of ONLI and ONLAC.


                  Investment Advisory Services

   The Adviser is a wholly-owned subsidiary of ONLI. Under the Investment Advisory Agreement between the Adviser and the Fund, the Adviser regularly furnishes to the Board recommendations with respect to an investment program consistent with the Fund's investment policies. Upon approval of an investment program by the Board, the Adviser implements the program by placing orders for the purchase and sale of securities. The Adviser also provides the Fund with office space, necessary clerical personnel (other than those provided by agreements between the Fund and Star Bank (Cincinnati, Ohio), which serves as custodian, and American Data Services, Inc. (Huntington, NY) which serves as transfer agent and servicing agent for the Fund), and services of executive and administrative personnel.

  Under a Service Agreement among the Fund, the Adviser and ONLI, ONLI has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser has agreed to reimburse ONLI for its expenses in this regard. The Fund has not paid to the Adviser, or to any of its affiliates, any compensation for services other than under the Investment Advisory Agreement during the last fiscal year. The address of the Adviser, ONLI, ONLAC and the Fund is One Financial Way, Cincinnati, Ohio 45242.

The president of the Adviser is Joseph P. Brom. The Adviser's directors are Mr. Brom, Michael A. Boedeker, Michael D. Stohler and Stephen T. Williams. Messrs. Brom, Boedeker, Stohler and Williams are principally employed as investment officers of ONLI. Messrs. Brom, Boedeker and Williams are also vice presidents of the Fund. The Adviser's secretary, Ronald L. Benedict, is also the secretary and a director of the Fund. The business address of each of these individuals is One Financial Way, Cincinnati, Ohio 45242.

The Investment Advisory Agreement and Service Agreement were both entered into as of May 1, 1996. They were submitted to and approved by the shareholders of the Equity, Money Market, Bond, Omni, International, Capital Appreciation, Small Cap, Global Contrarian and Aggressive Growth Portfolios on March 28, 1996 and by the shareholders of the Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios on January 2, 1997.

  As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each portfolio's average daily net assets during the quarterly period for which the fees are paid based on the following schedule: (a) for each of the Equity, Bond, Omni and Social Awareness Portfolios, 0.60% of the first $100 million of each Portfolio's net assets, 0.50% of the next $150 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $500 million of net assets, 0.30% of the next $1 billion of net assets, and 0.25% of net assets over $2 billion; (b) for the Money Market Portfolio, 0.30% of the first $100 million of net assets, 0.25% of the next $150 million of net assets, 0.23% of the next $250 million of net assets, 0.20% of the next $500 million of net assets, and 0.15% of net assets over $1 billion; (c) for the International, Global Contrarian and Relative Value Portfolios, 0.90% of each Portfolio's net assets; (d) for the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income Portfolios, 0.80% of each Portfolio's net assets; (e) for the Core Growth Portfolio, 0.95% of the first $150 million of net assets, and 0.80% of net assets over $150 million; (f) for the Growth & Income Portfolio, 0.85% of the first $200 million of net assets, and 0.80% of net assets over $200 million; (g) for the S&P 500 Index Portfolio, 0.40% of the first $100 million of net assets, 0.35% of the next $150 million of net assets, and 0.33% of net assets over $250 million; and (h) for the Stellar Portfolio, 1.00% of that Portfolio's net assets. However, as to the Money Market Portfolio, the Adviser is presently waiving any of its fee in excess of 0.25%.

   Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the International, Capital Appreciation, Small Cap, Global Contrarian, Aggressive Growth, Core Growth, Growth & Income, Strategic Income, Stellar and Relative Value Portfolios, subject to the approval of the Fund's Board of Directors. The Adviser has entered into Sub-advisory Agreements with sub-advisers, to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of the Adviser. As compensation for their sub-advisory services, (a) Societe Generale Asset Management Corp. receives from the Adviser fees at the annual rate of 0.75% of the International and Global Contrarian Portfolios' average daily net assets during the quarter for which the fee is paid; (b) T. Rowe Price Associates, Inc. receives from the Adviser a fee at an annual rate of 0.70% of the first $5 million, and 0.50% of average daily net asset value in excess of $5 million, of the Capital Appreciation Portfolio; (c) Founders Asset Management, Inc. receives from the Adviser a fee at an annual rate of 0.65% of the first $75 million, 0.60% of the next $75 million, and 0.55% of the average daily net asset value in excess of $150 million, of the Small Cap Portfolio; (d) Strong Capital Management, Inc. receives from the Adviser a fee at an annual rate of 0.70% of the first $50 million, and 0.50% of average daily net asset value in excess of $50 million, of the Aggressive Growth Portfolio; (e) Pilgrim Baxter & Associates, Ltd. receives from the Adviser a fee at an annual rate of 0.75% of the first $50 million, 0.70% of the next $100 million, and 0.50% of the average daily net assets in excess of $150 million of the Core Growth Portfolio; (f) Robertson Stephens Investment Management, L.P. receives from the Adviser a fee at an annual rate of 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income Portfolio; and (g) Star Bank, N.A. receives from the Adviser fees at an annual rate of (i) 0.55% of the first $50 million and 0.50% of the average daily net assets in excess of $50 million of the Strategic Income Portfolio, (ii) 0.75% of the first $50 million and 0.70% of average daily net assets in excess of $50 million of the Stellar Portfolio, and (iii) 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value Portfolio.

   The Sub-Advisory Agreements were approved by the shareholders of the applicable portfolios on the same dates as listed above for approval of the Investment Advisory Agreement.

    All of these agreements are reviewed and approved for continuance by the Board of Directors each year. The agreements were most recently reviewed by the Board and approved for continuance as to the Equity, Money Market, Bond, Omni, International, Capital Appreciation, Small Cap, Global Contrarian and Aggressive Growth Portfolios on August 22, 1996 and the agreements were initially approved for the Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios on that date, by unanimous votes of all the Directors cast in person at a Board meeting called for the purpose of voting on that continuance and approval. Each of these agreements provides for automatic termination in the event of its assignment.

   In addition to the Fund, the Adviser is also the investment adviser to ONE Fund, which presently consists of the following portfolios:

       Money Market       $14,640,560
       Tax-Free Income      6,230,094
       Income               6,517,659
       Income & Growth      9,502,506
       Growth               9,383,592
       Small Cap            4,385,318
       International        9,186,372
       Global Contrarian    6,261,317
       Core Growth          5,124,519

   As compensation for its services to ONE Fund, the Adviser receives from ONE Fund annual fees on the basis of each portfolio's average daily net assets during the quarterly period for which the fees are paid based on the following schedule: (a) for those assets held in the Income, Income & Growth and Growth Portfolios, the fee is at an annual rate of 0.50% of the first $100 million of those assets in each portfolio, 0.40% of the next $150 million and 0.30% of assets over $250 million; (b) as to assets  held  in the Money Market Portfolio, the  fee  is  at  an annual rate of 0.30% of the first $100 million of such assets, 0.25% of the next $150 million, and 0.20% of assets over $250 million; (c) for assets held in the Tax-Free Income Portfolio, the fee is at an annual rate of 0.60% of the first $100 million of those assets, 0.50% of the next $150 million, and 0.40% of assets over $250 million; (d) for assets held in the Small Cap Portfolio, the fee is at an annual rate of 0.65% of the first $100 million, 0.55% of the next $150 million, and 0.45% of assets over $250 million; (e) for assets held in the International and Global Contrarian Portfolios, the fee is at an annual rate of 0.90% of assets in each portfolio; and (f) for assets held in the Core Growth Portfolio, the fee is at an annual rate of 0.95% of the first $150 million of assets and 0.80% of assets over $150 million. However, the Adviser is presently voluntarily waiving 0.15% of its fees in connection with the Money Market, Tax-Free Income, Income, Income & Growth, Growth, and Small Cap Portfolios of ONE Fund.


              Ratification Of Selection Of Auditor

   The Board of Directors, including all Directors who are not "interested persons" of the Fund, have selected KPMG Peat Marwick LLP as independent auditors for the Fund with respect to its operations for the year ending December 31, 1997. Their selection is submitted for ratification or rejection by the shareholders. KPMG Peat Marwick LLP have been the independent auditors for the Fund since its organization and do not have any direct or indirect financial interest in the Fund. Representatives of KPMG Peat Marwick LLP are expected to attend the shareholders' meeting. They will have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions. The ratification of the selection of the independent auditors will be voted on by all the shareholders voting as a whole and not by portfolios.


           Other Matters Which May Come Before Meeting

   Management is not aware of any other matters which may come before the meeting. If, however, any other matter properly comes before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.


                      Financial Statements

   The Fund's annual and semi-annual reports are sent to the shareholders and all variable contract owners. The Fund's most recent annual and semi-annual reports are also available free upon request by contacting Ohio National Fund, Inc., P.O. Box 237, Cincinnati, Ohio 45201 (telephone 1-800-578-8078).


                      Shareholder Proposals

   As a registered investment company incorporated under Maryland law, the Fund is not required to hold annual meetings of shareholders. The Fund generally intends to hold a meeting of shareholders every three years for the purpose of electing Directors and it will hold special meetings as required or deemed desirable. The date of the next meeting for the purpose of electing Directors cannot be stated with certainty, but it is anticipated to be during the first quarter of 1999. A shareholder may have included in the proxy statement for the next meeting of shareholders certain proposals for shareholder action with he or she intends to introduce at such meeting. Notice of any shareholder proposal must be received by the Fund no later than 120 days prior to a meeting of shareholder in order for the proposal to be included in the proxy solicitation materials for that meeting.

                       Voting Instructions

                    Ohio National Fund, Inc.

I (we) acknowledge receipt of a copy of the Notice of Shareholders' Meeting, Proxy Statement and annual report, and instruct Ohio National Life to vote the Ohio National Fund, Inc., shares attributable to my (our) variable contract at the meeting of shareholders to be held on July 24, 1997, and at any adjournments thereof, as specified below, and in accordance with their best judgment on any other business that may properly come before the meeting. These instructions relate to a solicitation by the Board of Directors.

1.   To elect the following as Directors:

  A.   _______ For     ______ or Against       Ross Love

  B.   ______  For     ______ or Against       John Palmer


2. To ratify the selection of KPMG Peat Marwick LLP as independent public accountants:

       ______  For     ______ or Against    ______ or Abstain




Dated ____________________ , 1997          ____________________________
                                           Signature of Contractowner(s)



Please sign your name as it appears on the back of this form. If signing for an estate, trust or corporation, state your title or capacity. If joint owners, each should sign. Please return this proxy in the envelope provided.